Exhibit 99.1 January 25, 2024 CARPENTER TECHNOLOGY CORPORATION nd 2 Quarter Fiscal Year 2024 Earnings Call © 2024 CRS Holdings, LLC. All rights reserved.

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2023, Form 10-Q for the fiscal quarter ended September 30, 2023, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the inability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; and (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine and the war between Israel and HAMAS, and Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the Securities Act ), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2 © 2024 CRS Holdings, LLC. All rights reserved.

nd 2 QUARTER FISCAL YEAR 2024 Tony Thene | President and Chief Executive Officer © 2024 CRS Holdings, LLC. All rights reserved. 3

Safety is Our Highest Value Total case incident rate 3.3 2.2 2.1 2.0 1.9 1.7 1.3 1.2 1.1 1.0 0.6 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 YTD © 2024 CRS Holdings, LLC. All rights reserved. 4

Second Quarter Summary • Delivered operating income of $69.8 million, demonstrating continued strong performance Delivered another strong • Exceeded expectations in SAO segment with operating income of $83.3 million, realizing adjusted operating margin of 20.0% quarter, building momentum • Generated $14.6 million of cash from operations; total liquidity remains with improved operating healthy at $350.1 million performance and expanding • Realized opportunities to accelerate growth and improve profitability through higher productivity, optimizing product mix and higher selling prices margins • Continued to see strong demand for our unique portfolio of solutions across end-use markets, with backlog at record levels © 2024 CRS Holdings, LLC. All rights reserved. 5

Second Quarter Sales Strong demand environment continues to provide support for Q2-24 NET SALES EX. MARKET VS. Q1-24 VS. Q2-23 expanded profitability outlook SURCHARGE ($M)* • Volume and sales remained relatively flat sequentially; $246.7 -5% +23% AEROSPACE & DEFENSE continuing to unlock incremental capacity to drive further volume and sales growth in 2H FY24 $73.0 +10% +16% MEDICAL • Aerospace and Defense sales slightly down following strong Q1 performance; expect robust growth in second half of fiscal year 2024 $26.8 -8% -2% TRANSPORTATION • Medical continues to grow in healthy demand environment $36.8 +26% +63% ENERGY • Energy sales are up on strong demand for premium solutions $80.2 +1% +2% INDUSTRIAL & CONSUMER © 2024 CRS Holdings, LLC. All rights reserved. *Excludes sales through Carpenter’s Distribution businesses. 6

nd 2 QUARTER FISCAL YEAR 2024 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer © 2024 CRS Holdings, LLC. All rights reserved. 7

Income Statement Summary SEQUENTIAL YEAR-OVER- $ millions, except per-share amounts Q2-24 Q1-24 Q2-23 CHANGE YEAR CHANGE Pounds (‘000) 49,082 50,228 50,500 (1,146) (1,418) Net Sales 624.2 651.9 579.1 (27.7) 45.1 Net Sales ex. Surcharge Revenue* 485.3 492.8 420.8 (7.5) 64.5 Gross Profit 122.6 124.1 70.0 (1.5) 52.6 Selling, General and Administrative Expenses 52.8 55.1 47.4 (2.3) 5.4 Operating Income 69.8 69.0 22.6 0.8 47.2 Adjusted Operating Margin ex. Surcharge Revenue* 14.4% 14.0% 5.4% 0.4% 9.0% Effective Tax Rate 22.6% 16.1% 19.5% 6.5% 3.1% Net Income 42.7 43.9 6.2 (1.2) 36.5 Diluted Earnings per Share $0.85 $0.88 $0.13 ($0.03) $0.72 © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8

SAO Segment Summary SEQUENTIAL YEAR-OVER- $ millions Q2-24 Q1-24 Q2-23 CHANGE YEAR CHANGE Pounds ('000) 50,114 49,992 49,442 122 672 Net Sales 549.4 570.1 495.8 (20.7) 53.6 Net Sales ex. Surcharge Revenue* 416.2 417.3 346.2 (1.1) 70.0 Operating Income 83.3 80.8 30.3 2.5 53.0 Adjusted Operating Margin ex. Surcharge Revenue* 20.0% 19.4% 8.8% 0.6% 11.2% Q2-24 Business Results Q3-24 Outlook • Net sales excluding surcharge increased 20% year-over-year on 1% • Demand conditions remain strong across end-use markets, higher shipment volume driven by strong demand for high value especially Aerospace and Defense and Medical, with customers products in key end-use markets of Aerospace and Defense and wanting more material sooner Medical • Realize benefits of increasing productivity and optimizing capacity • Operating margin improvement demonstrates continuing product for higher-value product mix mix optimization, improving productivity and realization of higher • Q3-24 operating income expected to be in the range of $87 million prices to $91 million © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 9

PEP Segment Summary SEQUENTIAL YEAR-OVER- $ millions Q2-24 Q1-24 Q2-23 CHANGE YEAR CHANGE Pounds ('000)* 2,318 2,302 2,978 16 (660) Net Sales 95.7 101.8 106.7 (6.1) (11.0) Net Sales ex. Surcharge Revenue** 87.9 93.1 98.0 (5.2) (10.1) Operating Income 7.1 9.1 9.3 (2.0) (2.2) Adjusted Operating Margin ex. Surcharge Revenue** 8.1% 9.8% 9.5% -1.7% -1.4% Q2-24 Business Results Q3-24 Outlook • Net sales excluding surcharge decreased 6% sequentially and 10% • Remain focused on increasing productivity and throughput rates year-over-year across manufacturing facilities to support strong demand for titanium solutions and Additive powders • Operating income decreased approximately $2 million year-over- year and sequentially • Q3-24 operating income expected to be in the range of $9 million to $10 million *Pounds includes only Dynamet and Additive businesses. © 2024 CRS Holdings, LLC. All rights reserved. **Detailed schedule included in Non-GAAP Schedules in Appendix. 10

Adjusted Free Cash Flow Summary $ millions Q2-24 Q1-24 6 MOS FY24 6 MOS FY23 Net Income + Non-Cash Items 83.9 90.0 173.8 80.9 Inventory (89.7) (67.8) (157.5) (226.7) Working Capital / Other 20.5 (10.2) 10.4 (18.7) Total Net Working Capital / Other (69.2) (78.0) (147.1) (245.4) Pension Plan Contributions (0.1) (4.6) (4.8) — Net Cash Provided from (Used for) Operating Activities 14.6 7.4 21.9 (164.5) Purchases of Property, Plant, Equipment and Software (25.3) (22.0) (47.3) (31.0) Adjusted Free Cash Flow* (10.7) (14.6) (25.4) (195.5) Cash 15.7 18.1 15.7 20.0 Available Borrowing Under Credit Facility 334.4 348.3 334.4 217.0 Total Liquidity 350.1 366.4 350.1 237.0 The clerical accuracy of certain amounts may be impacted due to rounding. © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 11

nd 2 QUARTER FISCAL YEAR 2024 OUTLOOK Tony Thene | President and Chief Executive Officer © 2024 CRS Holdings, LLC. All rights reserved. 12

Strong Near-Term Growth Outlook Projecting $171 million to $191 million in operating income performance in 2H FY24, in line with previous guidance Operating Income ($M) • Strong operating performances in Q1 and Q2 set second best first half on record 97-112 310-330 • Building momentum each quarter with increasing productivity and expanding operating margins 74-79 • Driving step-change in Q4 with productivity improvements 139 and available incremental capacity • Projecting $171 million to $191 million of operating income in second half of FY24 • Projecting $310 million to $330 million of operating income 1HFY24 Q3FY24 Q4FY24 FY24 for FY24; would achieve most profitable year on record (proj) (proj) (proj) © 2024 CRS Holdings, LLC. All rights reserved. 13

Compelling Long-Term Goal with ~50% of Target Expected in FY24

Continued progress towards goal of doubling FY19 operating income by FY27



Operating Income ($M)
2x
243
133
310-330
460-500
FY19
FY23
FY24
(proj)
FY27
(proj)

- Target represents 40% CAGR in operating income from FY23 to FY27
- Annual achievement towards FY27 target front-end loaded, with about 50% of the opportunity expected in FY24
- Progression of productivity gains could accelerate goal attainment
- Further growth beyond FY27 goal anticipated

Drivers of Carpenter Technology value proposition

- Commitment to Strategy
- Consistency of Performance
- Sustainable Market Strength
- Unique Set of Capabilities and Assets
- Attractive Growth Outlook

CARPENTER TECHNOLOGY © 2024 CRS Holdings, LLC. All rights reserved.

14

APPENDIX OF NON-GAAP SCHEDULES © 2024 CRS Holdings, LLC. All rights reserved. 15

Non-GAAP Schedules Adjusted Operating Margin ex. Surcharge Revenue $ millions Q2-24 Q1-24 Q2-23 Net Sales 624.2 651.9 579.1 Less: Surcharge Revenue 138.9 159.1 158.3 Net Sales ex. Surcharge Revenue 485.3 492.8 420.8 Operating Income 69.8 69.0 22.6 Operating Margin 11.2% 10.6% 3.9% Adjusted Operating Margin ex. Surcharge Revenue 14.4% 14.0% 5.4% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 16

Non-GAAP Schedules Adjusted Segment Operating Margin ex. Surcharge Revenue SAO SAO SAO PEP PEP PEP $ millions Q2-24 Q1-24 Q2-23 Q2-24 Q1-24 Q2-23 Net Sales 549.4 570.1 495.8 95.7 101.8 106.7 Less: Surcharge Revenue 133.2 152.8 149.6 7.8 8.7 8.7 Net Sales ex. Surcharge Revenue 416.2 417.3 346.2 87.9 93.1 98.0 Operating Income 83.3 80.8 30.3 7.1 9.1 9.3 Operating Margin 15.2% 14.2% 6.1% 7.4% 8.9% 8.7% Adjusted Operating Margin ex. Surcharge Revenue 20.0% 19.4% 8.8% 8.1% 9.8% 9.5% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 17

Non-GAAP Schedules Adjusted Free Cash Flow Q2-24 Q1-24 6 MOS FY24 6 MOS FY23 $ millions Net Cash Provided from (Used for) Operating Activities 14.6 7.4 21.9 (164.5) Purchases of Property, Plant, Equipment and Software (25.3) (22.0) (47.3) (31.0) Adjusted Free Cash Flow (10.7) (14.6) (25.4) (195.5) Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. Historically, this non-GAAP financial measure included cash used for dividends paid on outstanding common stock and participating securities. Management believes that excluding cash dividends paid from adjusted free cash flow will provide a more direct comparison to operating cash flow, a GAAP-defined financial measure. Fiscal year 2023 has been reclassified to conform to the current presentation. The clerical accuracy of certain amounts may be impacted due to rounding. © 2024 CRS Holdings, LLC. All rights reserved. 18

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please For additional information, please contact contact your nearest sales office: info@cartech.com | 610 208 2000 info@cartech.com | 610 208 2000 1 carpentertechnology.com 9